SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
"Rule 24f-2 Notice"
Fidelity Municipal Trust
(Name of Registrant)
File No. 2-55725
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity Aggressive Municipal Fund
3.
Investment Company Act File Number:   811-2720
 Securities Act File Number:   2-55725
4.
Last day of fiscal year for which this notice is filed: December 31, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 3,009,881
Aggregate Price:        34,598,904
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 0
Aggregate Price:        0
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 13,469,408
Aggregate Price:        152,763,596
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 13,469,408
Aggregate Price:        152,763,596
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      152,763,596
(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0
(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (152,763,596)
(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0
(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0
(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/3300
(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0
Instruction:   Issuers should complete lines (ii), (iii), (iv), and (v)
only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
February 20, 1997
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello
 Assistant Treasurer
Date     February 27, 1997
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity Insured Municipal Income Fund
3.
Investment Company Act File Number:   811-2720
 Securities Act File Number:   2-55725
4.
Last day of fiscal year for which this notice is filed: December 31, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 7,685,109
Aggregate Price:        87,994,503
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 259,067
Aggregate Price:        3,036,265
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 9,130,769
Aggregate Price:        107,719,137
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 9,130,769
Aggregate Price:        107,719,137
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      107,719,137
(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0
(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (107,719,137)
(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0
(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0
(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/3300
(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0
Instruction:   Issuers should complete lines (ii), (iii), (iv), and (v)
only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
February 20, 1997
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello
 Assistant Treasurer
Date     February 27, 1997
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity Advisor Municipal Bond Fund
3.
Investment Company Act File Number:   811-2720
 Securities Act File Number:   2-55725
4.
Last day of fiscal year for which this notice is filed: December 31, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 124,867,653
Aggregate Price:        1,022,973,168
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 5,700,469
Aggregate Price:        46,059,786
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 14,915,221
Aggregate Price:        120,892,383
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 14,915,221
Aggregate Price:        120,892,383
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      120,892,383
(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0
(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (120,892,383)
(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0
(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0
(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/3300
(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0
Instruction:   Issuers should complete lines (ii), (iii), (iv), and (v)
only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
February 20, 1997
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello
 Assistant Treasurer
Date     February 27, 1997
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity Michigan Municipal Income Fund
3.
Investment Company Act File Number:   811-2720
 Securities Act File Number:   2-55725
4.
Last day of fiscal year for which this notice is filed: December 31, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 5,730,192
Aggregate Price:        63,102,762
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 0
Aggregate Price:        0
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 6,794,678
Aggregate Price:        76,667,424
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 6,794,678
Aggregate Price:        76,667,424
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      76,667,424
(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0
(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (76,667,424)
(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0
(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0
(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/3300
(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0
Instruction:   Issuers should complete lines (ii), (iii), (iv), and (v)
only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
February 20, 1997
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello
 Assistant Treasurer
Date     February 27, 1997
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity Minnesota Municipal Income Fund
3.
Investment Company Act File Number:   811-2720
 Securities Act File Number:   2-55725
4.
Last day of fiscal year for which this notice is filed: December 31, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 2,694,274
Aggregate Price:        28,887,885
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 0
Aggregate Price:        0
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 4,796,285
Aggregate Price:        52,099,922
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 4,796,285
Aggregate Price:        52,099,922
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable
(see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      52,099,922
(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0
(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (52,099,922)
(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0
(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0
(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/3300
(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0
Instruction:   Issuers should complete lines (ii), (iii), (iv), and (v)
only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
February 20, 1997
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello
 Assistant Treasurer
Date     February 27, 1997
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity Ohio Municipal Income Fund
3.
Investment Company Act File Number:   811-2720
 Securities Act File Number:   2-55725
4.
Last day of fiscal year for which this notice is filed: December 31, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 5,218,037
Aggregate Price:        58,122,229
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 0
Aggregate Price:        0
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 6,065,545
Aggregate Price:        68,873,806
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 6,065,545
Aggregate Price:        68,873,806
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      68,873,806
(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0
(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (68,873,806)
(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0
(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0
(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/3300
(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0
Instruction:   Issuers should complete lines (ii), (iii), (iv), and (v)
only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
February 20, 1997
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello
 Assistant Treasurer
Date     February 27, 1997
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Spartan Pennsylvania Municipal Income Fund
3.
Investment Company Act File Number:   811-2720
 Securities Act File Number:   2-55725
4.
Last day of fiscal year for which this notice is filed: December 31, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 2,346,618
Aggregate Price:        24,109,242
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 0
Aggregate Price:        0
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 3,203,579
Aggregate Price:        33,508,783
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 3,203,579
Aggregate Price:        33,508,783
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      33,508,783
(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0
(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (33,508,783)
(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0
(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0
(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/3300
(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0
Instruction:   Issuers should complete lines (ii), (iii), (iv), and (v)
only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
February 20, 1997
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello
 Assistant Treasurer
Date     February 27, 1997
* Please print the name and title of the signing officer below the signature.
Fidelity
Investments
Fidelity Management & Research Co.
82 Devonshire Street
Boston, MA 02109
617 570 7000
February 20, 1997
Securities and Exchange Commission Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549
 RE:   Rule 24f-2 Notice
  Fidelity Municipal Trust
  File No. 2-55725
Gentlemen:
Pursuant to Rule 24f-2(b)(1) under the Investment Company Act of 1940, enclosed herewith on behalf of the above fund is a Rule 24f-2 Notice for the fiscal year ended December 31, 1996
 .  In accordance with Rule 24f-2(c), the required filing fee of $0 was wired to Mellon Bank, in Pittsburgh,
Pennsylvania on February 20, 1997
 .
Very truly yours,
Fidelity Municipal Trust
By  John H. Costello
 Assistant Treasurer
Enclosures
February 20, 1997
Mr. John Costello, Assistant Treasurer Fidelity Municipal Trust (the trust): Fidelity Advisor Municipal Bond Fund Fidelity Aggressive Municipal Fund Fidelity Insured Municipal Income Fund Spartan Pennsylvania Municipal Income Fund Fidelity Michigan Municipal Income Fund Fidelity Minnesota Municipal Income Fund
Fidelity Ohio Municipal Income Fund (the funds) 82 Devonshire Street Boston, Massachusetts 02109
Dear Mr. Costello:
Fidelity Municipal Trust is a Massachusetts business trust created under a written Declaration of Trust executed and delivered in Boston, Massachusetts on June 22, 1984 and filed with the Secretary of the Commonwealth of Massachusetts (the "Commonwealth") on July 11, 1984. The Trust was originally organized as a Maryland Corporation ( November 22,
1976), but was reorganized to a Massachusetts business trust on August 1, 1984, at which time the Trust's name was changed from "Fidelity Municipal Bond Fund, Inc." to "Fidelity Municipal Bond Fund." The Declaration of Trust was supplemented by a written Supplement dated January 14, 1985 and filed with the Secretary of the Commonwealth of Massachusetts on February 1, 1985. In addition, a Supplement to the Declaration of Trust, indicating the name change from "Fidelity Municipal Bond Fund" to "Fidelity Municipal Trust," dated March 1, 1986 was filed with the Secretary of the Commonwealth of Massachusetts on March 6, 1986. A Supplement to the Declaration of Trust dated January 16, 1987 was filed with the Secretary of the Commonwealth of Massachusetts on January 21, 1987. A Supplement to the Declaration of Trust dated November 30, 1988 was filed with the Secretary of the Commonwealth of Massachusetts on that date. An Amended and Restated Declaration of Trust, dated March 17, 1994, was filed with the Secretary of the Commonwealth of Massachusetts on April 14, 1994.
I have conducted such legal and factual inquiry as I have deemed necessary for the purpose of rendering this opinion.
Capitalized terms used herein, and not otherwise herein defined, are used as defined in the Declaration of Trust.
Under Article III, Section 1, of the Declaration of Trust, the beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series as the Trustees shall from time to time create and establish. The number of Shares is unlimited and each Share shall be without par value and shall be fully paid and non assessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust to create and establish (and to change in any manner) Shares with such preferences, voting powers, rights, and privileges as the Trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any issued Shares into one or more Series of Shares, to abolish any one or more Series of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable.
Under Article III, Section 4, the Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. Such investments may be in the form of cash or securities in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares of the Trust at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in the Trust and (b) issue fractional Shares.
By a vote adopted on March 1, 1974, and amended on: February
22, 1985, the Board of Trustees authorized the issue and sale, from time to time, of an unlimited number of shares of beneficial interest of the Trust in accordance with the terms included in the current Registration Statement and subject to the limitations of the Declaration of Trust and any amendments thereto.
I understand from you that, pursuant to Rule 24f-2 under the Investment Company Act of 1940, the trust has registered an indefinite amount of shares of beneficial interest under the Securities Act of 1933. I further understand that, pursuant to the provisions of Rule 24f-2, the trust intends to file with the Securities and Exchange Commission a Notice making definite the registration of 58,375,485 shares of the trust (the "Shares") sold in reliance upon Rule 24f-2 during the fiscal year ended December 31, 1996.
I am of the opinion that all necessary Trust action precedent to the issue of Shares has been duly taken, and that all the Shares were legally and validly issued, and are fully paid and non assessable, except as described in the funds' Statements of Additional Information under the heading "Shareholder and Trustee Liability." In rendering this opinion, I rely on the representation by the Trust that it or its agent received consideration for the Shares in accordance with the Declaration of Trust and I express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940 or applicable state "Blue Sky" or securities laws in connection with sales of the Shares.
I hereby consent to the filing of this opinion with the Securities and Exchange Commission in connection with a Rule 24f-2 Notice which you are about to file under the 1940 Act with said commission.
Sincerely,
/s/ Arthur S. Loring
Arthur S. Loring
Vice President- Legal